                                                                    EXHIBIT 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                            Settlement Date          12/31/2003
                                            Determination Date        1/12/2004
                                            Distribution Date         1/15/2004


I.       All Payments on the Contracts                                                                       3,898,817.81
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                   111,056.89
III.     Repurchased Contracts                                                                                       0.00
IV.      Investment Earnings on Collection Account                                                                   0.00
V.       Servicer Monthly Advances                                                                              72,432.83
VI.      Distribution from the Reserve Account                                                                  90,383.54
VII.     Deposits from the Pay-Ahead Account (including Investment Earnings)                                    16,515.54
VIII.    Transfers to the Pay-Ahead Account                                                                     (8,308.17)
IX.      Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                     0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                      0.00
X.       Deposit in error                                                                                            0.00
Total available amount in Collection Account                                                                $4,180,898.44
                                                                                                            =============



DISTRIBUTION AMOUNTS                                                  Cost per $1000
----------------------------------------------                       ----------------
1.    (a) Class A-1 Note Interest Distribution                                                 0.00
      (b) Class A-1 Note Principal Distribution                                                0.00
          Aggregate Class A-1 Note Distribution                         0.00000000                                   0.00

2.    (a) Class A-2 Note Interest Distribution                                                 0.00
      (b) Class A-2 Note Principal Distribution                                                0.00
          Aggregate Class A-2 Note Distribution                         0.00000000                                   0.00

3.    (a) Class A-3 Note Interest Distribution                                                 0.00
      (b) Class A-3 Note Principal Distribution                                                0.00
          Aggregate Class A-3 Note Distribution                         0.00000000                                   0.00

4.    (a) Class A-4 Note Interest Distribution                                                 0.00
      (b) Class A-4 Note Principal Distribution                                                0.00
          Aggregate Class A-4 Note Distribution                         0.00000000                                   0.00

5.    (a) Class A-5 Note Interest Distribution                                                 0.00
      (b) Class A-5 Note Principal Distribution                                                0.00
          Aggregate Class A-5 Note Distribution                         0.00000000                                   0.00

6.    (a) Class A-6 Note Interest Distribution                                                 0.00
      (b) Class A-6 Note Principal Distribution                                                0.00
          Aggregate Class A-6 Note Distribution                         0.00000000                                   0.00

7.    (a) Class A-7 Note Interest Distribution                                                 0.00
      (b) Class A-7 Note Principal Distribution                                                0.00
          Aggregate Class A-7 Note Distribution                         0.00000000                                   0.00

8.    (a) Class A-8 Note Interest Distribution                                                 0.00
      (b) Class A-8 Note Principal Distribution                                                0.00
          Aggregate Class A-8 Note Distribution                         0.00000000                                   0.00

9.    (a) Class A-9 Note Interest Distribution                                                 0.00
      (b) Class A-9 Note Principal Distribution                                                0.00
          Aggregate Class A-9 Note Distribution                         0.00000000                                   0.00

10.   (a) Class A-10 Note Interest Distribution                                           256,728.92
      (b) Class A-10 Note Principal Distribution                                        3,535,598.75
          Aggregate Class A-10 Note Distribution                       58.34350267                           3,792,327.67

11.   (a) Class B Certificate Interest Distribution                                       244,679.31
      (b) Class B Certificate Principal Distribution                                            0.00
          Aggregate Class B Certificate Distribution                    5.45000000                             244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                   38,857.78
       (b)  Reimbursement of prior Monthly Advances                                        105,033.68
               Total Servicer Payment                                                                          143,891.46

13.  Deposits to the Reserve Account                                                                                 0.00

Total Distribution Amount                                                                                   $4,180,898.44
                                                                                                            =============


Reserve Account distributions:
------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                      0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections           0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                 0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)      0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                  $0.00
                                                                                                             ===============



             INTEREST
----------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                       0.00
        (b) Class A-2 Notes    @              5.852%                                       0.00
        (c) Class A-3 Notes    @              5.919%                                       0.00
        (d) Class A-4 Notes    @              6.020%                                       0.00
        (e) Class A-5 Notes    @              6.050%                                       0.00
        (f) Class A-6 Notes    @              6.130%                                       0.00
        (g) Class A-7 Notes    @              6.140%                                       0.00
        (h) Class A-8 Notes    @              6.230%                                       0.00
        (i) Class A-9 Notes    @              6.320%                                       0.00
        (j) Class A-10 Notes   @              6.370%                                 256,728.92
              Aggregate Interest on Notes                                                                       256,728.92
        (k) Class B Certificates @            6.540%                                                             244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                0.00
        (b) Class A-2 Notes                                                                0.00
        (c) Class A-3 Notes                                                                0.00
        (d) Class A-4 Notes                                                                0.00
        (e) Class A-5 Notes                                                                0.00
        (f) Class A-6 Notes                                                                0.00
        (g) Class A-7 Notes                                                                0.00
        (h) Class A-8 Notes                                                                0.00
        (i) Class A-9 Notes                                                                0.00
        (j) Class A-10 Notes                                                               0.00
        (k) Class B Certificates                                                           0.00


3.   Total Distribution of Interest                          Cost per $1000
                                                             --------------
        (a) Class A-1 Notes                                    0.00000000                  0.00
        (b) Class A-2 Notes                                    0.00000000                  0.00
        (c) Class A-3 Notes                                    0.00000000                  0.00
        (d) Class A-4 Notes                                    0.00000000                  0.00
        (e) Class A-5 Notes                                    0.00000000                  0.00
        (f) Class A-6 Notes                                    0.00000000                  0.00
       (g) Class A-7 Notes                                     0.00000000                  0.00
       (h) Class A-8 Notes                                     0.00000000                  0.00
        (i) Class A-9 Notes                                    0.00000000                  0.00
        (j) Class A-10 Notes                                   3.94967575            256,728.92
                     Total Aggregate Interest on Notes                                                           256,728.92
        (k) Class B Certificates                               5.45000000                                        244,679.31



                  PRINCIPAL
----------------------------------------------
                                                             No. of Contracts
                                                             ----------------
1.   Amount of Stated Principal Collected                                          1,297,102.38
2.   Amount of Principal Prepayment Collected                     118              1,907,571.69
3.   Amount of Liquidated Contract                                 11                330,924.68
4.   Amount of Repurchased Contract                                 0                      0.00

       Total Formula Principal Distribution Amount                                                             3,535,598.75

5. Principal Balance before giving effect to Principal Distribution                Pool Factor
-------------------------------------------------------------------                -----------
        (a) Class A-1 Notes                                                          0.0000000                         0.00
        (b) Class A-2 Notes                                                          0.0000000                         0.00
        (c) Class A-3 Notes                                                          0.0000000                         0.00
        (d) Class A-4 Notes                                                          0.0000000                         0.00
        (e) Class A-5 Notes                                                          0.0000000                         0.00
        (f) Class A-6 Notes                                                          0.0000000                         0.00
        (g) Class A-7 Notes                                                          0.0000000                         0.00
        (h) Class A-8 Notes                                                          0.0000000                         0.00
        (i) Class A-9 Notes                                                          0.0000000                         0.00
        (j) Class A-10 Notes                                                         0.7440519                48,363,376.55
        (k) Class B Certificates                                                     1.0000000                44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                             0.00
        (b) Class A-2 Notes                                                                                             0.00
        (c) Class A-3 Notes                                                                                             0.00
        (d) Class A-4 Notes                                                                                             0.00
        (e) Class A-5 Notes                                                                                             0.00
        (f) Class A-6 Notes                                                                                             0.00
        (g) Class A-7 Notes                                                                                             0.00
        (h) Class A-8 Notes                                                                                             0.00
        (i) Class A-9 Notes                                                                                             0.00
        (j) Class A-10 Notes                                                                                            0.00
        (k) Class B Certificates                                                                                        0.00

7. Principal Distribution                                              Cost per $1000
                                                                       --------------
        (a) Class A-1 Notes                                               0.00000000                                    0.00
        (b) Class A-2 Notes                                               0.00000000                                    0.00
        (c) Class A-3 Notes                                               0.00000000                                    0.00
        (d) Class A-4 Notes                                               0.00000000                                    0.00
        (e) Class A-5 Notes                                               0.00000000                                    0.00
        (f) Class A-6 Notes                                               0.00000000                                    0.00
        (g) Class A-7 Notes                                               0.00000000                                    0.00
        (h) Class A-8 Notes                                               0.00000000                                    0.00
        (i) Class A-9 Notes                                               0.00000000                                    0.00
        (j) Class A-10 Notes                                             54.39382692                            3,535,598.75
        (k) Class B Certificates                                          0.00000000                                    0.00

8. Principal Balance after giving effect to Principal Distribution                          Pool Factor
------------------------------------------------------------------                          -----------
        (a) Class A-1 Notes                                                                  0.0000000                  0.00
        (b) Class A-2 Notes                                                                  0.0000000                  0.00
        (c) Class A-3 Notes                                                                  0.0000000                  0.00
        (d) Class A-4 Notes                                                                  0.0000000                  0.00
        (e) Class A-5 Notes                                                                  0.0000000                  0.00
        (f) Class A-6 Notes                                                                  0.0000000                  0.00
        (g) Class A-7 Notes                                                                  0.0000000                  0.00
        (h) Class A-8 Notes                                                                  0.0000000                  0.00
        (i) Class A-9 Notes                                                                  0.0000000                  0.00
        (j) Class A-10 Notes                                                                 0.6896581         44,827,777.80
        (k) Class B Certificates                                                             1.0000000         44,895,285.54


                  POOL DATA
----------------------------------------------                                  No. of           Aggregate
                                                                               Contracts      Principal Balance
                                                                               ---------      -----------------
1.   Pool Stated Principal Balance as of             12/31/2003                 4,290          89,723,063.34

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     ------------
              (a) 31-59 Days                                                      61              1,106,113.85         1.233%
              (b) 60-89 Days                                                      19                543,114.25         0.605%
              (c) 90-119 Days                                                     19                379,174.82         0.423%
              (d) 120 Days +                                                      29                846,124.87         0.943%


3.   Contracts Repossessed during the Due Period                                  8                 152,241.40

4.   Current Repossession Inventory                                               11                249,300.01

5.            Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 11                330,924.68
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  111,056.89
                                                                                                 --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    219,867.79

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     2,314,189.48

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          1,371                                 21,414,468.03

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.161%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                67.247


              TRIGGER ANALYSIS
----------------------------------------------

1. (a) Average Delinquency Percentage                            2.302%
     (b) Delinquency Percentage Trigger in effect?                               YES

2.  (a)  Average Net Loss Ratio                                  0.064%
     (b)  Net Loss Ratio Trigger in effect?                                       NO
     (c)  Net Loss Ratio (using ending Pool Balance)             0.252%

3. (a) Servicer Replacement Percentage                           0.125%
     (b) Servicer Replacement Trigger in effect?                                  NO


                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                              38,857.78

2.    Servicer Advances                                                                                                   72,432.83

3.    (a)  Opening Balance of the Reserve Account                                                                      8,793,243.74
      (b)  Deposits to the Reserve Account                                                        0.00
      (c)  Investment Earnings in the Reserve Account                                         4,514.53
      (d)  Distribution from the Reserve Account                                            (90,383.54)
      (e)  Ending Balance of the Reserve Account                                                                       8,707,374.73

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      108,005.35
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                      8,308.17
      (c)  Investment Earnings in the Pay-Ahead Account                                           0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                   (16,515.54)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        99,797.98
